UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 5, 2012

TFS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

United States	001-33390	52-2054948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7007 Broadway Ave., Cleveland, Ohio	44105
(Address of principle executive offices)	(Zip Code)

Registrant’s telephone number, including area code (216) 441-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Contact:	Jennifer L. Rosa
Public Relations Manager
(216) 429-5037

RINGENBACH RETIRING; WEIL TO BECOME CHIEF OPERATING OFFICER

OF THIRD FEDERAL SAVINGS & LOAN

CLEVELAND – June 5, 2012 – Third Federal Savings & Loan Association of Cleveland (“Third Federal”), the primary business subsidiary of TFS Financial Corporation (Nasdaq: TFSL), announces the retirement of John P. Ringenbach as Chief Operating Officer (COO), effective July 6, 2012. Meredith S. Weil will assume the role of COO on the date of Mr. Ringenbach’s retirement.

“John has been an integral part of our success story during the last 20 years, not only through his business acumen, but also a role model and mentor throughout the company,” said Chairman and CEO Marc A. Stefanski. “On behalf of our board, our management team and our associates, I thank him and wish him the best in his retirement. Because of Meredith’s wide range of experience and her time on the executive management team she is well-positioned for the role of Chief Operating Officer.”

Ms. Weil, 45, has been in banking for 20 years and with Third Federal for nearly 13 years, serving most recently as Chief Retail Officer and, prior as Director of Marketing. Since joining Third Federal, she has managed several departments, including: marketing, retail delivery operations including the thrift’s customer call center (customer service), internet services, and deposit operations. Prior to joining Third Federal, she was a Vice President of Strategic Management at Key Bank in Cleveland.

Ms. Weil holds a Bachelor of Science degree in computer science from Trinity College in Hartford, CT, and a Master’s in Business Administration with a concentration in Finance from Case Western Reserve University’s Weatherhead School of Management in Cleveland.

Third Federal Savings and Loan is a leading provider of savings and mortgage products and was founded in Cleveland in 1938 as a mutual association by Ben and Gerome Stefanski. Third Federal’s parent, TFS Financial Corporation became a public company in 2007. Third Federal is dedicated to serving consumers with competitive rates and outstanding service. Third Federal, an equal housing lender, has 22 full service branches in Northeast Ohio, eight lending offices in Central and Southern Ohio, and 17 full service branches throughout Florida. As of March 31, 2012, TFS Financial assets totaled $11.3 billion.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TFS FINANCIAL CORPORATION (Registrant)

Date: June 5, 2012	By:	/s/ David S. Huffman
David S. Huffman
Chief Financial Officer